UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2015

COMMUNITYONE BANCORP
(Exact name of registrant as specified in its charter)

North Carolina	000-13823	56-1456589

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1017 East Morehead Street, Charlotte North Carolina 28204
(Address of principal executive offices)

Registrant's telephone number, including area code: (336) 626-8300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	X	]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[		]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[		]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[		]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On November 22, 2015, CommnityOne Bancorp, a North Carolina corporation (“CommunityOne”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Capital Bank Financial Corp., a Delaware corporation (“Capital Bank”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, CommunityOne will merge with and into Capital Bank (the “Merger”), with Capital Bank as the surviving corporation in the Merger. Immediately following the Merger, CommunityOne’s wholly owned subsidiary, CommunityOne Bank, N.A., will merge with and into Capital Bank’s wholly owned bank subsidiary (the “Bank Merger”) with Capital Bank’s bank subsidiary surviving the Bank Merger. The Merger Agreement was unanimously approved and adopted by the Board of Directors of each of CommunityOne and Capital Bank.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each issued and outstanding share of common stock of CommunityOne (the “CommunityOne Common Stock”) will be cancelled and automatically converted into the right to receive, at the election of each holder and subject to proration as set forth in the Merger Agreement:

•	$14.25 in cash (the “Cash Consideration”); or

•	0.430 shares of Capital Bank Class A common stock (the “Share Consideration” and, together with the Cash Consideration, the “Merger Consideration”).

Of the outstanding shares of CommunityOne at the effective time, 85% will be converted into the Share Consideration and 15% will be converted into the Cash Consideration.

At the Effective Time, each option granted by CommunityOne to purchase shares of CommunityOne common stock will fully vest and will be converted into an option to purchase Capital Bank Class A common stock on the same terms and conditions as were applicable prior to the Merger, subject to adjustment of the exercise price and the number of shares of Capital Bank Class A common stock issuable upon exercise of such option based on the Share Consideration. At the Effective Time, each CommunityOne restricted stock award will fully vest and will be converted into the right to receive the Share Consideration in respect of each share of CommunityOne Common Stock underlying such restricted stock award.

The Merger Agreement also provides that, among other things, the Boards of Directors of Capital Bank following the Effective Time will be increased in size by two, and Capital Bank will appoint a member of the CommunityOne Board of Directors selected by Capital Bank, in consultation with CommnityOne, to fill one of the resulting vacancies and will appoint a designee of Oak Hill Capital Partners to fill the other vacancy.

The Merger Agreement contains customary representations and warranties from both CommunityOne and Capital Bank, and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of CommunityOne’s and Capital Bank’s businesses during the interim period between the execution of the Merger Agreement and the Effective Time, (2) the obligation of CommunityOne and Capital Bank to call a meeting of their respective shareholders to approve the Merger Agreement, and, subject to certain exceptions, to recommend that their respective stockholders approve and adopt the Merger Agreement and the transactions contemplated thereby, and (3) CommunityOne’s non-solicitation obligations relating to alternative acquisition proposals. CommunityOne and Capital Bank have agreed to use their reasonable best efforts to prepare and file all applications, notices, and other documents to obtain all necessary consents and approvals for consummation of the transactions contemplated by the Merger Agreement.

The completion of the Merger is subject to customary conditions, including (1) approval of the Merger Agreement by CommunityOne’s shareholders, (2) approval of the Merger Agreement by Capital Bank’s stockholders, (3) authorization for listing on the Nasdaq Stock Market of the shares of Capital Bank Common Stock to be issued in the Merger, (4) the receipt of required regulatory approvals, including the approval of the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation and the North Carolina Commissioner of Banks, (5) effectiveness of the registration statement on Form S-4 for the Capital Bank Common

Stock to be issued in the Merger, and (6) the absence of any order, injunction or other legal restraint preventing the completion of the Merger or making the completion of the Merger illegal. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (1) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (2) performance in all material respects by the other party of its obligations under the Merger Agreement and (3) receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

In connection with entering into the Merger Agreement, Capital Bank entered into a support agreement with each of Oak Hill Capital Partners III, L.P. and Oak Hill Capital Management Partners III, L.P. (collectively, “Oak Hill”) and Carlyle Financial Services Harbor, L.P. (“Carlyle”). Oak Hill and Carlyle each beneficially own in the aggregate approximately 23.9% of the outstanding shares of CommunityOne Common Stock. The support agreements generally require that the shareholders party thereto vote two-thirds of their shares of CommunityOne Common Stock in favor of the Merger and against alternative transactions and generally prohibit such shareholders from transferring their shares of CommunityOne Common Stock prior to the termination of the support agreements or the date CommunityOne obtains approval of the Merger Agreement by CommunityOne’s shareholders. The support agreements terminate upon the termination of the Merger Agreement in accordance with its terms.

In addition, CommunityOne has entered into a support agreement with each of Crestview-NAFH, LLC (“Crestview”) and R. Eugene Taylor. Crestview and Mr. Taylor each beneficially own in the aggregate approximately 10.6% and 7.5%, respectively, of the outstanding shares of Capital Bank Class A common stock. The support agreements require that Crestview and Mr. Taylor vote all of their shares in favor of the Merger and against alternative transactions and generally prohibit such shareholders from transferring their shares of Capital Bank Class A common stock prior to the termination of the support agreements or the date Capital Bank obtains approval of the Merger Agreement by Capital Bank’s stockholders. The support agreements terminate upon the termination of the Merger Agreement in accordance with its terms.

The Merger Agreement provides certain termination rights for both CommunityOne and Capital Bank and further provides that a termination fee of $14 million will be payable to the other party upon termination of the Merger Agreement under certain circumstances.

The foregoing descriptions of the Merger Agreement and the support agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement and the support agreements, which are attached hereto as Exhibit 2.1, 10.1, 10.2, 10.3 and 10.4 and are incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding CommuntyOne or Capital Bank, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding CommunityOne, Capital Bank, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a Joint Proxy Statement of CommunityOne and Capital Bank and a prospectus of Capital Bank, as well as in the Forms 10-K, Forms 10-Q and other filings that each of CommunityOne and Capital Bank make with the Securities and Exchange Commission (“SEC”).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 22, 2015, CommunityOne and its wholly owned subsidiary, CommunityOne Bank, N.A (the “Bank”), entered into agreements with Robert L. Reid, President and Chief Executive Officer, David L. Nielsen, Executive Vice President and Chief Financial Officer, Beth S. DeSimone, Executive Vice President, General Counsel and Secretary, Gregory P. Murphy, Executive Vice President and Chief Workout Officer, and Angus M. McBryde, III, Executive Vice President and Treasurer, to amend the employment agreements in effect for each executive dated October 1, 2014. The amendments were made in connection with the Merger.

The amended agreements provide as follows:

•	Immediately following (immediately prior to in the case of Mr. Reid) the effective time of the Merger, each executive will terminate employment for “Good Reason.”

•
For tax planning purposes with respect to Section 280G and 4999 of the Internal revenue Code, all unvested restricted stock held by each executive will vest on December 30, 2015, unless the Merger Agreement terminates prior to that date or the executive’s employment terminates prior to that date other than by the employer without “Cause”, or by the executive for “Good Reason.”

•
For tax planning purposes with respect to Section 280G and 4999 of the Internal revenue Code, fiscal year 2015 bonuses will be paid on or before December 30, 2015, with the amount paid based on actual performance, unless the Merger Agreement terminates prior to that date or the executive’s employment terminates prior to that date other than by the employer without “Cause”, or by the executive for “Good Reason.”

•
CommunityOne may, with the executive’s consent, terminate all or a portion of the stock options held by the executive, and/or reduce the period that a stock option remains outstanding following the effective time of the Merger.

•	Except for Mr. Reid, each executive’s post-employment noncompetition obligations under their respective employment agreements terminate as of the effective time of the Merger.

•
All payments to the executives in connection with a change in control of CommunityOne are subject to a cap (the “Section 280G cap”) so that no amounts payable will be “excess parachute payments” subject to adverse tax treatment under Sections 280G and 4999 of the Internal Revenue Code for CommunityOne, CommunityOne Bank, N.A, and the respective executives.

The above description of the amendments is necessarily limited and qualified in its entirety by reference to the full terms and conditions of the amendment agreements and the employment agreements and Exhibit 10.5, 10.6, 10.7, 10.8 and 10.9 are incorporated herein by reference.

Item 8.01     Other Events.

On November 23, 2015, Robert L. Reid, President and Chief Executive Officer of CommunityOne, participated in a conference call to discuss the Merger. An on-line replay of the call will be available for 90 days at www.community1.com by following the link to Investor Relations.

Forward-Looking Statements

The information presented above may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements include, but are not limited to, the expected completion date, financial benefits and other effects of the proposed merger of CommunityOne or Capital Bank.  Forward-looking statements can be identified by the use of the words “anticipate,” “expect,” “intend,” “estimate,” “target” and words of similar import.  Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of the management’s control.  It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements.  Factors that may cause such a difference include, but are not limited to, the reaction to the transaction of the companies’ customers, employees and counterparties; customer disintermediation; inflation; expected synergies, cost savings and other financial benefits of the proposed transaction might not be realized within the expected timeframes or might be less than projected; the requisite stockholder and regulatory approvals for the proposed transaction might not be obtained; credit and interest rate risks associated CommunityOne’s or Capital Bank’s respective businesses, customer borrowing, repayment, investment and deposit practices, and general economic conditions, either nationally or in the market areas in which CommunityOne or Capital Bank operate or anticipate doing business, are less favorable than expected; new regulatory or legal requirements or obligations; and other risks and important factors that could affect CommunityOne’s or Capital Bank’s future results are identified in their Annual Report on Form 10-K for the year ended December 31, 2014 and other reports filed with the SEC.  Forward-looking statements are made only as of the date of this Report, and neither CommunityOne nor Capital Bank undertakes any obligation to update any forward-looking statements contained in this presentation to reflect events or conditions after the date hereof.

Additional Information and Where to Find It

This communication is being made in respect of the proposed merger transaction involving CommunityOne and Capital Bank. Capital Bank intends to file a registration statement on Form S-4 with the SEC, which will include a joint proxy statement of CommunityOne and Capital Bank and a prospectus of Capital Bank, and each party will file other documents regarding the proposed transaction with the SEC. A definitive joint proxy statement/prospectus will also be sent to the CommunityOne’s and Capital Bank’s shareholders seeking any required shareholder approvals. Before making any voting or investment decision, investors and security holders of CommunityOne and Capital Bank are urged to carefully read the entire registration statement and joint proxy statement/prospectus, when they become available, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by CommunityOne and Capital Bank with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed the documents filed by CommunityOne may be obtained free of charge at CommunityOne’s website at http://ir.community1.com/ and by Capital Bank may be obtained free of charge at Capital Bank’s website at http://investor.capitalbank-us.com/. Alternatively, these documents, when available, can be obtained free of charge from CommunityOne upon written request to CommunityOne Bancorp, Attention: Secretary, 1017 E. Morehead Street, Suite 200, Charlotte, North Carolina 28203 or from Capital Bank upon written request to Capital Bank Financial Corp., Attention: Secretary, 121 Alhambra Plaza, Suite 1601, Coral Gables, Florida 33134.

CommunityOne, Capital Bank, their directors, executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from CommunityOne’s and Capital Bank’s shareholders in favor of the approval of the merger. Information about the directors and executive officers of CommunityOne and their ownership of CommunityOne common stock is set forth in the proxy statement for CommunityOne’s 2015 annual meeting of stockholders, as previously filed with the SEC on April 7, 2015. Information about the directors and executive officers of Capital Bank and their ownership of Capital Bank common stock is set forth in the proxy statement for Capital Bank’s 2015 annual meeting of stockholders, as previously filed with the SEC on April 30, 2015. Shareholders may obtain additional information regarding the interests of such participants by reading the registration statement and the proxy statement/prospectus when they become available.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.
The following Exhibits are attached as part of this report:

2.1	Agreement and Plan of Merger by and between Capital Bank Financial Corp. and CommunityOne Bancorp, dated November 22, 2015.*
10.1	Letter Agreement, by and between Carlyle Financial Services Harbor, L.P. and Capital Bank Financial Corp., dated November 22, 2015.
10.2	Letter Agreement, by and between Oak Hill Capital Partners III, L.P., Oak Hill Capital Management Partners III, L.P. and Capital Bank Financial Corp., dated November 22, 2015.
10.3	Letter Agreement, by and between R. Eugene Taylor and CommunityOne Bancorp, dated November 22, 2015.
10.4	Letter Agreement, by and between Crestview-NAFH, LLC and CommunityOne Bancorp, dated November 22, 2015.
10.5	Letter Agreement by and among Robert L. Reid, CommunityOne Bancorp and CommunityOne Bank, N.A, dated November 22, 2015.
10.6	Letter Agreement by and among David L. Nielsen, CommunityOne Bancorp and CommunityOne Bank, N.A, dated November 22, 2015.
10.7	Letter Agreement by and among Beth S. DeSimone, CommunityOne Bancorp and CommunityOne Bank, N.A, dated November 22, 2015.
10.8	Letter Agreement by and among Gregory P. Murphy, CommunityOne Bancorp and CommunityOne Bank, N.A, dated November 22, 2015.
10.9	Letter Agreement by and among Angus M. McBryde, III, CommunityOne Bancorp and CommunityOne Bank, N.A, dated November 22, 2015.

*	The schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 24, 2015	COMMUNITYONE BANCORP
(Date)	(Registrant)

/s/ David L. Nielsen
David L. Nielsen
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and between Capital Bank Financial Corp. and CommunityOne Bancorp, dated November 22, 2015.*
10.1	Letter Agreement, by and between Carlyle Financial Services Harbor, L.P. and Capital Bank Financial Corp., dated November 22, 2015.
10.2	Letter Agreement, by and between Oak Hill Capital Partners III, L.P., Oak Hill Capital Management Partners III, L.P. and Capital Bank Financial Corp., dated November 22, 2015.
10.3	Letter Agreement, by and between R. Eugene Taylor and CommunityOne Bancorp, dated November 22, 2015.
10.4	Letter Agreement, by and between Crestview-NAFH, LLC and CommunityOne Bancorp, dated November 22, 2015.
10.5	Letter Agreement by and among Robert L. Reid, CommunityOne Bancorp and CommunityOne Bank, N.A, dated November 22, 2015.
10.6	Letter Agreement by and among David L. Nielsen, CommunityOne Bancorp and CommunityOne Bank, N.A, dated November 22, 2015.
10.7	Letter Agreement by and among Beth S. DeSimone, CommunityOne Bancorp and CommunityOne Bank, N.A, dated November 22, 2015.
10.8	Letter Agreement by and among Gregory P. Murphy, CommunityOne Bancorp and CommunityOne Bank, N.A, dated November 22, 2015.
10.9	Letter Agreement by and among Angus M. McBryde, III, CommunityOne Bancorp and CommunityOne Bank, N.A, dated November 22, 2015.

*	The schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.